                                                                   EXHIBIT 10.7





                             FOUR GREENSPOINT PLAZA

                                LEASE AGREEMENT

                                 BY AND BETWEEN


                     GREENSPOINT PLAZA LIMITED PARTNERSHIP
                                   (LANDLORD)

                                      AND

                               ICARUS CORPORATION
                                    (TENANT)

                               TABLE OF CONTENTS

                                       I.

LEASED PREMISES                                                                                            1.1
INITIAL LEASEHOLD IMPROVEMENTS                                                                             1.2

                                                      II.

TERM                                                                                                       2.1
USE                                                                                                        2.2
BASE RENTAL                                                                                                2.3
TENANT'S PROPORTIONATE SHARE OF BASIC COSTS                                                                2.4
ADDITIONAL RENTAL                                                                                          2.5
SECURITY DEPOSIT                                                                                           2.6

                                                     III.

SERVICES                                                                                                   3.1
KEYS AND LOCKS                                                                                             3.2
GRAPHICS                                                                                                   3.3
IMPROVEMENTS TO BE MADE BY LANDLORD                                                                        3.4
PEACEFUL ENJOYMENT                                                                                         3.5
LIMITATION OF LANDLORD'S PERSONAL LIABILITY                                                                3.6
PARKING                                                                                                    3.7

                                                      IV.

PAYMENTS BY TENANT                                                                                         4.1
REPAIRS BY LANDLORD                                                                                        4.2
REPAIRS BY TENANT                                                                                          4.3
CARE OF THE LEASED PREMISES                                                                                4.4
ASSIGNMENT OR SUBLEASE                                                                                     4.5
ALTERATIONS, ADDITIONS, IMPROVEMENTS                                                                       4.6
LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE                                                             4.7
LAWS AND REGULATIONS; RULES OF BUILDING                                                                    4.8
ENTRY FOR REPAIRS AND INSPECTION                                                                           4.9
NUISANCE AND ODORS                                                                                        4.10
SUBORDINATION TO MORTGAGE                                                                                 4.11
ESTOPPEL CERTIFICATE OR THREE PARTY AGREEMENT                                                             4.12

                                       V.

CONDEMNATION AND LOSS OR DAMAGE                                                                            5.1
DAMAGES FROM CERTAIN CAUSES                                                                                5.2
LIEN FOR RENT                                                                                              5.3
LANDLORD'S RIGHT TO RELET                                                                                  5.4
HOLDING OVER                                                                                               5.5
CASUALTY                                                                                                   5.6
ATTORNEY'S FEES                                                                                            5.7
ALTERATION                                                                                                 5.8
ASSIGNMENT BY LANDLORD                                                                                     5.9
DEFAULT BY TENANT                                                                                         5.10
NON-WAIVER                                                                                                5.11
CASUALTY INSURANCE                                                                                        5.12
LIABILITY INSURANCE                                                                                       5.13
HOLD HARMLESS                                                                                             5.14
WAIVER OF SUBROGATION RIGHTS                                                                              5.15
ENTIRE AGREEMENT, REPRESENTATIONS, ETC                                                                    5.16
TIME IS OF THE ESSENCE                                                                                    5.17
BROKERS                                                                                                   5.18
NO WARRANTIES                                                                                             5.19
REMEDIES CUMULATIVE                                                                                       5.20
GOVERNING LAW                                                                                             5.21
SUCCESSORS                                                                                                5.22
NOTICES                                                                                                   5.23
SEVERABILITY                                                                                              5.24
AUTHORITY                                                                                                 5.25
RELOCATION                                                                                                5.26
RENEWAL OPTION                                                                                            5.27


EXHIBITS
--------

FLOOR PLAN                                                                                           EXHIBIT A
TENANT IMPROVEMENT WORK SCHEDULE                                                                     EXHIBIT B
PARKING                                                                                              EXHIBIT C
BUILDING RULES AND REGULATIONS                                                                       EXHIBIT D
BUILDING STANDARD IMPROVEMENTS                                                                       EXHIBIT E
AIR CONDITIONING AND HEATING SERVICES                                                                EXHIBIT F

                             INDEX OF DEFINED TERMS

                 The terms set forth below shall have the meanings given to them in the Sections and/or Exhibits designated below.

                 BASE RATE.  As defined in Exhibit F
                 BASE RENTAL.  As defined in Section 2.3.
                 BASE YEAR.  As defined in Section 2.4(a).
                 BASIC COSTS.  As defined in Section 2.4(a)C.
                 BUILDING.  As defined in Section 1.1.
                 COMMENCEMENT DATE.  As defined in Section 2.1(a).
                 COMMON AREAS.  As defined in Section 1.1.
                 EVENT OF DEFAULT.  As defined in Section 5.10.
                 GARAGE.  As defined in Exhibit C.
                 HIGH-RISK ITEMS.  As defined in Exhibit B(4)(c).
                 HOLIDAYS.  As defined in Exhibit F.
                 KILOWATT HOUR RATE.  As defined in Exhibit F.
                 LANDLORD.  As defined in the Preamble.
                 LANDLORD'S CONTRACTOR. As defined in Exhibit B(2)(a). LEASE. As defined in the Preamble.
                 LEASED PREMISES.  As defined in Section 1.1.
                 MAXIMUM RATE.  As defined in Section 2.3.
                 MORTGAGEE.  As defined in Section 4.11(a).
                 NET RENTABLE AREA.  As defined in Section 1.1.
                 OPERATING EXPENSES.  As defined in Section 2.4(c).
                 PRICING LETTER.  As defined in Exhibit B(2)(a).
                 PRIME LANDLORD.  As defined in Section 4.11(a).
                 PROJECT.  As defined in Section 1.1.
                 RULES AND REGULATIONS.  As defined in Section 4.8.
                 SEPARATE CONTRACTOR.  As defined in Exhibit B(2)(b).
                 SERVICE AREAS.  As defined in Section 1.1.
                 SHELL.  As defined in Exhibit B(4)(b).
                 SUBSTANTIAL COMPLETION. As defined in Exhibit B(4)(a). TENANT. As defined in the Preamble.
                 TENANT DELAY.  As defined in Exhibit B(4)(c).
                 TENANT EXTRA IMPROVEMENTS. As defined in Exhibit B(1)(a). TENANT IMPROVEMENTS. As defined in Exhibit B(1)(a).
                 TENANT PLANS.  As defined in Exhibit B(1)(b).
                 TENANT'S PROPORTIONATE SHARE. As defined in Section 2.4(a). TERM. As defined in Section 2.1(a).
                 TOWN CENTER.  As defined in Section 1.1.
                 UNDERLYING LEASE.  As defined in Section 4.11(a).
                 UNDERLYING MORTGAGE.  As defined in Section 4.11(a).

                                LEASE AGREEMENT


THE STATE OF TEXAS       Section
                         Section
COUNTY OF HARRIS         Section


                 THIS LEASE AGREEMENT (this "Lease") is made and entered into on this the ____ day of January, 1997, by and between GREENSPOINT PLAZA LIMITED PARTNERSHIP, a Texas limited partnership whose address for purposes hereof is 2800 Post Oak Blvd., Houston, Texas 77056-6190 ("Landlord"), and ICARUS CORPORATION, a Maryland corporation ("Tenant"). Tenant's address for purposes hereof until commencement of the term of this Lease shall be One Central Plaza, 11300 Rockville Pike, Rockville, Maryland 20852 (Attn: Mr. Herbert G. Blecker, President) and thereafter shall be at the Leased Premises (hereinafter defined):


                                  WITNESSETH:

                                       I.

                 1.1 LEASED PREMISES. Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease and take from Landlord those certain premises ("Leased Premises") in the building known as Four Greenspoint Plaza located at 16945 Northchase Drive, Houston, Harris County, Texas 77060 (the "Building"), which building is a part of the multi-use development known as Greenspoint Plaza and/or Greenspoint Town Center (the "Town Center") in the City of Houston, Harris County, Texas, such premises being more particularly described as follows:

         containing approximately four thousand five hundred and thirty five (4,535) square feet of Net Rentable Area on Level 14 as reflected on the floor plan of such premises attached hereto and made a part hereof as Exhibit A.

                 The term "Net Rentable Area", as used herein, shall refer to
(i) in the case of a single tenancy floor, all floor area measured from the inside surface of the outer glass or finished column wall of the Building to the inside surface of the opposite outer wall excluding only the areas ("Service Areas") within the outside walls used for building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts, but including any such service areas which are for the specific use of the particular tenant such as special stairs or elevators plus an allocation of the square footage of the Building's elevator and main mechanical and electrical rooms, management office, other areas necessary to provide customary services to the Building and public lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass or finished column walls enclosing the Leased Premises and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor ("Common Areas"), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the tenant's Net Rentable Area (excluding Common Areas) on such floor bears to the aggregate Net Rentable Area (excluding Common Areas) on such floor plus an allocation of the square footage of the Building's elevator and main mechanical and electrical rooms, management office, and other areas necessary to provide customary services to the Building and public lobbies. No deductions from Net Rentable Area shall be made for columns or projections necessary to the Building. The Net Rentable Area in the Leased Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be four thousand five hundred and thirty five (4,535) square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof.

                 The term "Project" means and includes the Building, the Garage, the land upon which the Building and the Garage are located, and all central plants, surface parking areas, plaza areas, driveways, walkways, sidewalks and landscaped areas which are adjacent and/or related thereto, together with such additional lands or improvements which may now or in the future serve the Building and/or the Garage.

                 Subject to the terms of this Lease, Tenant, its agents, employees and invitees shall be entitled to use the Common Areas, and shall have access to the Leased Premises through them, during the Term and any Renewal Option.

                 1.2 INITIAL LEASEHOLD IMPROVEMENTS. Landlord and Tenant shall each comply with the provisions of the tenant improvement schedule attached hereto and made a part hereof as Exhibit B.

                                      II.

                 2.1     TERM.

                 (a) Subject to and upon the terms and conditions set forth herein, and in each exhibit or addendum hereto, this Lease shall continue in force for a term (the "Term") of 60 months, beginning on the 1st day of April, 1997 (the "Commencement Date"), and ending on the last day of the 60th full calendar month following the Commencement Date.

                 (b) In the event the Leased Premises should not be ready for occupancy by the Commencement Date stated in Section 2.1(a) above, or in the event the Commencement Date is delayed as a result of Landlord's acts or otherwise, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof. As Tenant's sole and exclusive remedy for any such delay, the term of this Lease shall not commence until the Commencement Date occurs, and the rent provided for herein shall not commence to be payable until the Commencement Date. At the request of either party, a declaration of lease commencement in form and substance reasonably acceptable to the parties will be executed specifying the Commencement Date established above.

                 (c) This Lease shall survive the termination of any underlying lease, provided such underlying landlord recognizes this Lease.

                 2.2 USE. The Leased Premises shall be used and occupied by Tenant (and its permitted assignees and subtenants) solely as general, administrative and executive offices (including such ancillary uses in connection therewith as shall be reasonably required by Tenant in the operation of its business); provided, that in no event shall any of the following be permitted in the Leased Premises: (i) offices or agencies of a foreign government or political subdivision thereof; (ii) offices of any governmental bureau or agency of the United States or any state or political subdivision thereof; (iii) personnel agencies; or (iv) customer service offices of any public utility company. The following uses shall not be permitted in the Leased Premises except to the extent they are ancillary to an otherwise permitted use: (v) data processing activities; (vi) health care activities;
(vii) schools or other training or educational uses; (viii) clerical support services; (ix) reservation centers for airlines or travel agencies; (x) retail or restaurant use; (xi) studios for radio, television or other media; or (xii) storage. The Leased Premises shall not be used for any purpose which would, in Landlord's reasonable opinion, lower the first-class character of the Building or any part thereof, create unreasonable or excessive elevator or floor loads, interfere with any of the operations of the Building or any part thereof or the proper and economic heating, air-conditioning, cleaning or other servicing of the Building or any part thereof or unreasonably interfere with the use of the other areas of the Building by any other tenants.

                 2.3 BASE RENTAL. Tenant hereby agrees to pay annual base rental ("Base Rental") without deduction, offset or counterclaim in an amount equal to the product of $19.56 per square foot of Net Rentable Area multiplied by the Net Rentable Area of the Leased Premises, plus a management fee of 3% of Tenant's Base Rental and Additional Rental. Base Rental shall be due and payable, without notice or demand, in twelve (12) equal installments on the first day of each calendar month during the Term, and any renewals or extensions thereof at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time). If the Term commences on other than the first day of a month or terminates on other than the last day of a month, then the installments of Base Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. All past due installments of rent shall bear interest until paid at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum lawful contract rate permitted by applicable law (the "Maximum Rate").

                 2.4     TENANT'S PROPORTIONATE SHARE OF BASIC COSTS.

                 (a) There is established under this Lease a "Base Year", which for these purposes is the calendar year 1996. In the event that the Basic Costs (as hereinafter defined) of Landlord's ownership, maintenance and operation of the Project during the first calendar year after the Base Year shall differ from the Basic Costs of Landlord therefor during the Base Year, Tenant shall pay its proportionate share of the year's increases in the Basic Costs for such year in the proportion its Net Rentable Area bears to the greater of 95% of the total Net Rentable Area of the Building leased or held for lease for office and/or retail use or to the total Net Rentable Area in the Building actually leased for office and/or retail use ("Tenant's Proportionate Share"). If Tenant's Proportionate Share of any increase or projected increase in Basic Costs is payable by Tenant for any partial calendar year, then such amount shall be prorated for such partial calendar year of commencement, expiration or termination so that Tenant pays an amount equal to Tenant's Proportionate Share of the amount by which the Basic Costs exceed the Base Year's Basic Costs, multiplied by a fraction, the numerator of which is the number of days in such calendar year for which Tenant is obligated to pay Tenant's Proportionate Share of any increase in Basic Costs in such calendar year and the denominator is 365.

                 (b) For each calendar year during the Term following the Base Year, Landlord shall provide Tenant a comparison of the Base Year's Basic Costs and the projected Basic Costs for such year prior to January 1 of such year, and Tenant shall thereafter pay Landlord an amount estimated by Landlord for such year as Tenant's Proportionate Share of any projected increase in Landlord's Basic Costs for the Project for such year over Base Year's Basic Costs. The estimated amount of Tenant's Proportionate Share of any projected increases in Basic Costs shall be due without notice, demand, deduction, offset or counterclaim, and payable at the same place as Base Rental in twelve (12) equal monthly installments on the first day of each calendar month during such year. Landlord shall within the period of one hundred fifty (150) days (or as soon thereafter as possible), after the close of each calendar year following the first calendar year, provide Tenant a statement of such year's actual Basic Costs showing the actual increase in Landlord's Basic Costs of operating the Project from the Base Year. If the actual increase is greater than that projected, Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, Tenant's Proportionate Share of the difference. If such year's projected Basic Costs are greater than the actual Basic Costs, Landlord shall pay Tenant, within thirty (30) days of said statement's issuance, Tenant's Proportionate Share of the difference; provided, however, the rental owed by Tenant shall never be less than the Base Rental stated in
Section 2.3.

                 (c) "Basic Costs" as said term is used herein shall consist of all operating expenses of the Project, and such additional facilities in subsequent years as may be determined by Landlord to be necessary. All operating expenses shall be computed on an accrual basis and determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items (other than those described in subparagraph 9 below) nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, maintenance and operation of the Project, including, but not limited to, the following:

                         (1)      Wages, salaries, benefits and related
expenses of all on-site employees and the allocable pro rata cost of such expenses attributable to off-site personnel providing services to the Project engaged in the operation, maintenance or access control of the Project and personnel who may provide traffic control relating to ingress and egress to and from the Project. All taxes, insurance and benefits relating to employees providing these services shall be included.

                         (2)      All costs and expenses of operating the
management administrative office for the Project.

                         (3)      All supplies, tools, equipment, and materials
used in operation and maintenance of the Project.

                         (4)      Cost of all utilities for the Project
including the cost of water and power, heating, lighting, air conditioning and ventilating for the Project and the cost of operating any central plant that may serve the Building.

                         (5)      Cost of all maintenance and service
agreements for the Project and the equipment therein, including, but not limited to, access control service, window cleaning, elevator maintenance, cleaning and restriping.

                         (6)      Cost of all insurance relating to the Project
including, but not limited to, the cost of casualty and liability insurance applicable to the Project and Landlord's personal property used in connection therewith.

                         (7)      All taxes and assessments and governmental
charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of Leasehold improvements to the extent that same exceed standard building allowances.

                         (8)      Cost of repairs and general maintenance
(excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant).

                         (9)      Amortization (including a reasonable interest
charge) of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items and added to Basic Costs, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building. In the case of installations for the purpose of reducing operating costs, Landlord shall have a cost justification for its practicality.

                         (10)     Landlord's central accounting and audit costs
applicable to the Project including the cost of audits by certified public accountants.

                         (11)     The Building's share of all expenses related
to the operation, ownership and maintenance of the Town Center, including, but not limited to, ad valorem property taxes, property owner association assessments and the cost of maintaining and operating the common facilities of the Town Center.

                 Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied or provided with Building Standard services during the Base Year or any subsequent year, the Basic Costs shall be computed for such year as though the Building had been fully occupied and had been provided with Building Standard services during such year.

                 Anything in the foregoing provisions hereof to the contrary notwithstanding, Operating Expenses shall not include the following:

                         (A)      Costs of repairs, restoration, replacements
or other work occasioned by (1) fire, windstorm or other casualty of an insurable nature (whether such destruction be total or partial) and paid by insurance then in effect obtained by Landlord, (2) the exercise by any governmental authority of the right of eminent domain, whether such taking be partial or total, and (3) the gross negligence or willful misconduct of Landlord, or its agents and employees.

                         (B)      Leasing commissions, attorneys' fees, costs,
disbursements and other expenses incurred in connection with negotiations for leases with tenants, other occupants, or prospective tenants or other occupants of the Project, or similar costs incurred in connection with disputes with tenants, other occupants, or prospective tenants or other occupants of the Project.

                         (C)      Allowances and other costs and expenses
(including permit, license and inspection fees) incurred in fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants or prospective tenants of the Project, or vacant leasable space in the Building (excluding normal maintenance, repair and replacement costs).

                         (D)      The cost of all items, goods and services for
which Tenant, any other tenant or occupant of the Project or other third party (including insurers) reimburses Landlord or for which Landlord is entitled to reimbursement to the extent of such entitlement (other than through the payment of a tenant's share of Operating Expenses of the Project).

                         (E)      Costs which are to be capitalized in
accordance with generally accepted accounting principles not included under subsection (9) above.

                         (F)      Costs or expenses for services of a type or
quantity which Tenant is not entitled to receive (and does not receive) but which are provided to another tenant or occupant of the Project.

                         (G)      Any penalties or legal costs paid by Landlord
due to the violation by Landlord of the terms of any lease pertaining to the Project.

                         (H)      Payments of principal and interest or other
finance charges made on any debt (except as provided in subsection (9) above), and rental payments made under any ground or underlying lease or leases, except to the extent that a portion of such payments is expressly for ad valorem/real estate taxes or insurance premiums on the Project.

                         (I)      Landlord's general corporate overhead
relating solely to the internal organization and function of Landlord as a business entity (i.e., trustee's fees and partnership organizational expenses) (as opposed to the maintenance, ownership and operation of the Project).

                         (J)      Any compensation paid to clerks, attendants
or other persons employed in commercial concessions operated by Landlord for a profit in leasable space in the Building (but excluding any compensation paid to clerks, attendants or other persons in operating the Garage).

                         (K)      Payments for rented equipment, the cost of
which equipment would constitute a capital expenditure (as defined in accordance with generally accepted accounting principles) if the equipment were purchased (but excluding rented equipment described in subsection (9) above).

                         (L)      Advertising and promotional costs associated
with the leasing of the Project.

                         (M)      Cost of any political or charitable donations
or contributions.

                         (N)      Costs of acquiring or maintaining (to the
extent the maintenance is in excess of Building standard maintenance) fine art work in the Project.

                 2.5 ADDITIONAL RENTAL. Tenant shall be obligated to pay at the same place as Base Rental all amounts due under this Lease, including, without limitation, Tenant's Proportionate Share of any increase in Basic Costs as set forth in Sections 2.4 (a) and (b) herein, without notice, demand, offset or counterclaim, and all such amounts shall constitute additional rental ("Additional Rental") owed by Tenant to Landlord. Landlord shall have the same remedies for default in the payment of Additional Rental as are available to Landlord in the event of a default in the payment of Base Rental.

                          Tenant, at its expense, shall have the right at all
reasonable times to audit Landlord's books and records relating to this Lease for the Base Year and any year or years for which Tenant shall be obligated to pay Tenant's Proportionate Share of any increase in Basic Costs as set forth in Sections 2.4(a) and (b), or, at Landlord's sole discretion, Landlord will provide an audit prepared by an independent certified public accountant. Any such audit by Tenant must be conducted either by Tenant's own employees or by an independent auditor as defined by generally accepted auditing standards. Further, Tenant may exercise such audit rights for any calendar year only if Tenant notifies Landlord of Tenant's intent to audit within ninety (90) days after the date Tenant receives from Landlord the annual reconciliation statement described in Section 2.4(b), and Tenant's audit rights shall in all events expire as to any calendar year on December 31 of the calendar year following such calendar year.

                 2.6     SECURITY DEPOSIT.

                 (a) Tenant shall pay to Landlord on the date this Lease is executed by Tenant a security deposit equal to one (1) month of the Base Rental due during the first twelve (12) months of the Term (without regard to any rent concessions or holidays granted to Tenant by Landlord) and such other security as Landlord may require. Upon the occurrence of any default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to pay any sums owed to Landlord under this Lease, or any damage, injury, expense or liability caused to Landlord by such default. The security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Tenant shall not be entitled to receive any interest on the security deposit, and Landlord may commingle the same with other monies of Landlord. If Landlord shall from time to time apply the security deposit to pay the sums described above, and if this Lease has not been terminated, Tenant shall immediately deposit with Landlord an additional security deposit equal to the amount so used. Tenant shall not assign or encumber the security deposit in any manner, and Landlord shall not be bound by any such assignment or encumbrance.

                  (b) If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, then the security deposit shall be returned to Tenant (without regard to any assignment or encumbrance of the same) within thirty (30) days after:

                          (i)     the termination of this Lease (provided such
termination is not the result of a default by Tenant),

                          (ii) delivery of possession of the Leased Premises to Landlord in accordance with the provisions of Section 4.4, and

                          (iii)   payment of all sums due to Landlord
                                  hereunder.


Upon sale or lease of the Building, Landlord shall transfer the security deposit to the vendee or Tenant and Landlord shall be released by Tenant upon said transfer from all liability for the return of such security deposit and Tenant agrees to look solely to the new landlord for the return of the security deposit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security deposit to a new landlord.


                                      III.

                      SERVICES TO BE FURNISHED BY LANDLORD

                 Landlord covenants and agrees with Tenant:

                 3.1 SERVICES. Landlord shall use reasonable efforts to furnish (as part of the Basic Costs of the Project) Tenant while occupying the Leased Premises:

                 (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building; central heat and air conditioning as provided in Exhibit F attached hereto; routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                 (b) Janitor service on a five (5)-day week basis at no extra charge; provided, however, if Tenant's floor covering or other improvements is other than Building Standard (as defined in Exhibit E attached hereto), Tenant shall pay as Additional Rental the additional cleaning cost attributable thereto, plus fifteen percent (15%) to cover overhead. Tenant shall pay said Additional Rental upon presentation of a statement therefor by Landlord, and Tenant's failure to pay shall constitute default hereunder after Tenant's failure to pay within ten (10) days.

                 (c) Sufficient electrical capacity distributed to a panel box located at the core of each floor of the Leased Premises to operate (A) typewriters, voice writers, calculating machines and other machines of similar low electrical consumption (120/208 volts) to the extent that the total design load of low electrical voltage within the Leased Premises does not to exceed two (2) watts per square foot of usable area, and (B) lighting and equipment of standard high voltage electrical consumption (277/480 volt) to the extent that the total design load of high electrical voltage within the Leased Premises does not exceed two (2) watts per square of usable area. If the installation of said electrical equipment requires additional air conditioning capacity above that provided by the

Building Standard system, then the additional air conditioning installation and operating costs, plus fifteen percent (15%) to cover overhead, will be the obligation of Tenant.

                 (d) All Building Standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and rest room areas and stairwells.

                 (e) Access control to the Building during weekends and after normal working hours during the week so as to provide Tenant with seven day and twenty-four hour access to the Leased Premises; PROVIDED, HOWEVER, THAT LANDLORD SHALL NOT BE LIABLE TO TENANT, ITS AGENTS, CONTRACTORS, CUSTOMERS, EMPLOYEES, INVITEES, LICENSEES, SERVANTS OR VISITORS FOR ANY DAMAGES, LOSSES, CLAIMS, OR CAUSES OF ACTION, ARISING OUT OF OR IN CONNECTION WITH PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY OR DUE TO THEFT, BURGLARY OR PERSONS GAINING ACCESS TO THE BUILDING, THE PROJECT OR THE LEASED PREMISES, EVEN IF CAUSED BY THE NEGLIGENCE OF LANDLORD.

                 Failure by Landlord to any extent to furnish any services to Tenant, the Leased Premises or the Project, or any cessation thereof, shall not render Landlord liable in any respect for damages to person, property or otherwise, nor be construed as an eviction of Tenant, nor work an abatement of rent (except as expressly provided in this paragraph), nor relieve Tenant from fulfillment of any covenant or agreement hereof; provided, however, that should Landlord cease to furnish any of the aforementioned services or such services are interrupted for reasons other than (i) curtailment in services imposed by any governmental authority, (ii) failure of the public utilities to furnish necessary services, or (iii) Tenant's negligence, gross negligence or willful misconduct (a "Service Interruption"), and if, as a result of such Service Interruption, the Leased Premises (or any part thereof) is untenantable such that Tenant must vacate that portion of the Leased Premises affected and such Service Interruption continues for a period of three (3) or more consecutive Business Days (as defined below) after Landlord's receipt of written notice from Tenant of such Service Interruption, then all rent including, without limitation, Base Rental shall abate as to those portions of the Leased Premises rendered untenantable, which abatement shall commence on the fourth (4th) consecutive Business Day after Landlord's receipt of written notice from Tenant of such Service Interruption and shall continue until such space is again tenantable. The foregoing rental abatement rights shall constitute Tenant's sole and exclusive remedies involving or with respect to a Service Interruption. Notwithstanding the foregoing, if a Service Interruption occurs as a result of or in connection with a fire or other casualty or a taking or condemnation for a public purpose (or a conveyance in lieu thereof), the foregoing rental abatement rights shall not be available to Tenant, and Tenant's and Landlord's rights and obligations with respect thereto shall be governed by Section 5.1 of this Lease in the case of a taking or condemnation (or a conveyance in lieu thereof) or by Section 5.6 of this Lease in the case of a fire or other casualty. Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, Landlord shall use due diligence to repair same promptly.

                 3.2 KEYS AND LOCKS. Landlord shall, at Landlord's expense, furnish Tenant two (2) keys each for no more than two (2) corridor doors entering the Leased Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's permission, and Tenant shall not make, nor permit to be made, any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Leased Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, remaining in the Leased Premises.

                 3.3 GRAPHICS. Landlord shall provide and install, at Tenant's cost, all letters or numerals at Tenant's primary entrance door to the Leased Premises; all such letters and numerals shall be in the Building Standard graphics, and no others shall be used or permitted on the Leased Premises. Landlord also agrees to provide and install, at Tenant's expense, a listing on the Building directory board. All costs and expenses shall be reasonable and agreed upon by the parties.

                 3.4 IMPROVEMENTS TO BE MADE BY LANDLORD. All installations now or hereafter placed on the Leased Premises in excess of Building Standard items shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon), which cost shall be payable by Tenant to Landlord as Additional Rental hereunder promptly upon being invoiced therefor provided all costs were preapproved by Tenant and all installations properly made in accordance with all laws, and failure by Tenant to pay same in full within thirty (30) days shall constitute an Event of Default by Tenant hereunder and a breach of this Lease by Tenant giving rise to all remedies available to Landlord under this Lease and at law for nonpayment of rent.

                 3.5 PEACEFUL ENJOYMENT. That Tenant shall, and may peacefully have, hold and enjoy the Leased Premises, subject to the other terms hereof, provided that Tenant pays the rental and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in the Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of the Landlord's interest hereunder.

                 3.6 LIMITATION OF LANDLORD'S PERSONAL LIABILITY. It is understood and agreed by Landlord and Tenant that any and all covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the period of Landlord's and its successor's respective ownership of the Landlord's interest hereunder. Tenant specifically agrees to look solely to Landlord's interest in the Building for the recovery of any judgment from Landlord, it being agreed by Landlord and Tenant that Landlord's (or its successor's) partners, shareholders, officers, directors and employees shall never be personally liable for any such judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against

Landlord or Landlord's successors in interest, or any other action not involving the personal liability of Landlord. LANDLORD'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE EXPRESSLY STATED IN THIS LEASE AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR IMPLIED WARRANTIES, NOW OR IN THE FUTURE. NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE BY LANDLORD OTHER THAN THOSE CONTAINED IN THIS LEASE.

                 3.7 PARKING. Parking shall be provided as set forth in Exhibit C attached hereto and made a part hereof.

                                      IV.

                 Tenant covenants and agrees with Landlord:

                 4.1 PAYMENTS BY TENANT. Tenant shall pay all rent and sums provided to be paid to Landlord hereunder at the times and in the manner herein provided.

                 4.2 REPAIRS BY LANDLORD. Unless otherwise stipulated herein, Landlord shall not be required to make any improvements to or repairs of any kind or character on the Leased Premises during the Term, except such repairs as may be deemed necessary by Landlord for normal maintenance operations. The obligation of Landlord to maintain and repair the Common Areas and the Leased Premises in good order and repair, including replacements, shall be limited to Building Standard items, improvements, the exterior and structural portions of the Building and those areas for which a tenant is not responsible for the maintenance, repair or replacement of same. Non-Building Standard items improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of fifteen percent (15%) to cover overhead.

                 4.3 REPAIRS BY TENANT. Tenant shall, at its own cost and expense, to repair or replace any damage or injury done to the Project, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors and which are not covered by any casualty insurance maintained or required to be maintained by Landlord hereunder; provided, however, if Tenant fails to make such repairs or replacement promptly after receipt of written notice to cure, Landlord may, at its option, make repairs or replacements, and Tenant shall repay the cost thereof, plus fifteen percent (15%) to cover overhead, to the Landlord on demand, subject to Section 5.15.

                 4.4 CARE OF THE LEASED PREMISES. Tenant shall not commit, or allow to be committed, any waste or damage on any portion of the Leased Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver up said Leased Premises to Landlord in as good condition as at date of possession by Tenant, ordinary wear and tear excepted, and upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

                 4.5 ASSIGNMENT OR SUBLEASE. In the event Tenant should desire to assign this Lease or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant will be relieved of all further obligations under this Lease as to such space which occur after the date of such termination, or (2) to permit Tenant to assign this Lease or sublet such space, subject, however, to (i) written approval of the proposed assignee or subtenant by Landlord and (ii) the requirement that Tenant enter into written agreements with Landlord, and with assignee or subtenant, that any profit realized by Tenant as a result of such assignment or sublease with respect to the use and occupancy of the Leased Premises (meaning, in the case of an assignment, the consideration agreed upon between Tenant and assignee or, in the case of a sublease, the difference between the rental rate agreed upon between Tenant and subtenant and the rent then required to be paid under this Lease multiplied by the number of months in the term of the sublease) shall, to the extent such profit is immediate, be due and payable by Tenant to Landlord upon the execution of an assignment or sublease, and, to the extent such profit is deferred, be payable to Landlord by assignee or subtenant as it accrues, or
(3) to refuse to consent to Tenant's assignment of this Lease or sublease of such space and to continue this Lease in full force and effect as to the entire Leased Premises. If Landlord should fail to notify Tenant in writing of such election within the stated thirty (30) day period, Landlord shall be deemed to have elected option (3) above. No consent by Landlord to any assignment or sublease shall be deemed to be consent to a use not permitted under this Lease, to any act in violation of this Lease, or to any other or subsequent assignment or sublease, and no assignment or sublease by Tenant shall relieve Tenant of any obligation under this Lease. Any sublease or assignment shall be subject to all the terms and conditions of this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void.

                 Notwithstanding anything to the contrary contained in this
Section 4.5, the consent of Landlord need not be obtained for (i) any assignment or subletting to an Affiliate (defined below) of Tenant, (ii) any assignment of this Lease made in connection with the merger or consolidation of Tenant with or into any other corporation or entity, and (iii) an assignment of this Lease made in connection with a sale or transfer of a majority of the assets and liabilities of Tenant, so long as, with respect to clauses (i), (ii) and (iii), (1) the assignee or sublessee shall be engaged in the same field of services as Tenant, (2) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in a first class high-rise office building in Town Center, (3) any assignee shall assume all of the obligations of Tenant under this Lease, (4) at the time of such assignment or subletting, this Lease is in full force and effect and there is no breach under this Lease on the part of Tenant, (5) the assignee's or sublessee's proposed use of the Leased Premises is not in violation of this Lease, and (6) any assignee's shareholders' equity or net worth, as applicable, is equal to or greater than Tenant's shareholders' equity or net worth, as applicable, as of the Commencement Date (determined in accordance with generally accepted accounting principles) (such assignee or sublessee in clause

(i), (ii) and (iii) complying with clauses (1), (2), (3), (4), (5) and (6), hereinafter a "Permitted Affiliate"). At least ten (10) days prior to the effective date of any such assignment or sublease to a Permitted Affiliate, Tenant agrees to furnish Landlord with notice of such assignment or sublease and copies of the instruments effecting any such assignment or sublease. Additionally, within thirty (30) days after the effective date of any such assignment or sublease to a Permitted Affiliate, Tenant agrees to furnish Landlord with copies of the fully executed instruments effecting any such assignment or sublease and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such sublease or assignment. Any such assignee of Tenant must assume and agree in writing to fully perform and observe all of the obligations and agreements of Tenant under this Lease and any such sublessee shall sublease such portion of the Leased Premises subject to the provisions of this Lease. No such assignment or subletting shall relieve Tenant, any other tenant, or any guarantor of this Lease of any covenants or obligations under this Lease or any such guaranty and Tenant, any other tenant, and any guarantors of this Lease shall remain fully liable hereunder and thereunder. Notwithstanding anything to the contrary set forth in this Lease, the rights granted to Tenant under this paragraph of subsection
(a) as to assignments and subleases to Permitted Affiliates shall not be assignable by Tenant, shall inure only to the benefit of Tenant and shall not be enforceable by any assignee or sublessee of Tenant.

                 As used herein, "Affiliate" shall mean any person or entity controlling, controlled by, or under common control with, another person or entity. "Control" as used herein means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled person or entity (the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, at least fifty-one percent (51%) of the voting interest in, any person or entity shall be presumed to constitute such control).

                 4.6 ALTERATIONS, ADDITIONS, IMPROVEMENTS. Tenant shall not permit the Leased Premises to be used for any purpose other than that stated in the use clause hereof, or make or allow to be made any alterations or physical additions in or to the Leased Premises, or place signs on the Leased Premises which are visible from outside the Leased Premises, without first obtaining the written consent of Landlord, which consent (or denial thereof) shall not be unreasonably withheld, conditioned or delayed if same do not affect the Building structure or mechanical, electrical or plumbing systems and are not visible outside the Premises. Any and all such alterations, physical additions, or improvements, when made to the Leased Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant. Tenant agrees specifically that no food, soft drink or other vending machine will be installed within the Leased Premises. Tenant shall not be deemed to be the agent or representative of Landlord in making any such alterations, physical additions or improvements to the Leased Premises, and shall have no right, power or authority to encumber any interest in the Building in connection therewith. However, should any mechanics' or other liens be filed against any portion of the Building or any interest therein by reason of Tenant's acts or omissions or because of a claim against Tenant or its contractors, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within fifteen (15) days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens, within said fifteen (15) day period, which failure shall be deemed to be a default hereunder, Landlord may, at its sole option and in addition to any other remedy of Landlord hereunder, cancel or discharge the same and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in cancelling or discharging such lien or liens. Landlord shall have the right at all times to post and keep posted on the Leased Premises any notices permitted or required by law, or that Landlord shall deem proper for the protection of Landlord, the Leased Premises, the Building, the Project and any other party having an interest therein, from mechanics, materialman's and other liens.

                 4.7     LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE.

                 (a) Tenant shall not occupy, use or permit any portion of the Leased Premises to be occupied or used for any business or purpose that is disreputable, illegal or creates a fire hazard, or permit anything to be done within the Leased Premises that would increase the rate of insurance coverage on the Building and/or its contents. If Tenant commits any act or permits any use that increases the cost of any insurance policy required to be carried hereunder, or that increases the cost to occupy or prepare the Leased Premises for occupancy, then Tenant shall reimburse Landlord, upon demand, for any such additional premiums or cost as certified by the insurance carrier as being solely attributable to Tenant's use of the Leased Premises for other than general office use. In connection with such demand for payment of such increase, Landlord shall deliver to Tenant a written statement setting forth the amount of any such cost increase and showing in reasonable detail the manner in which the increase has been allocated to Tenant's acts within or use of the Leased Premises.

                 (b) Prior to the Commencement Date and during the Term of the Lease, except to the extent Landlord did not deliver the Leased Premises in compliance with laws as of the Commencement Date, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and local governmental bodies exercising jurisdiction thereover, and all orders, rules and regulations of any governmental body that may be applicable to the Leased Premises (and all facilities used in connection therewith, to the extent that such are reserved for the exclusive use of the Tenant), whatever the nature of such regulations, including without limitation environmental rules and regulations, and other governmental or Landlord-imposed standards governing Tenant's use of, activity within or occupancy of the Leased Premises for the purpose of insuring compliance with such applicable laws except to the extent Landlord did not deliver the Leased Premises in compliance with laws as of the Commencement Date Tenant shall further observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Building or any part thereof. Tenant covenants not to use in, on or about the Leased Premises, for original construction, or for maintenance, repairs, alterations, improvements, additions or changes any material or substance prohibited for such use or in any other similar application prohibited by any governmental rule, regulation, ordinance, statute or order including, without limitation, asbestos-containing materials. Tenant shall at all times defend, protect, indemnify, save and keep harmless the Landlord, its partners, shareholders, directors, officers, agents and employees from and against all claims, loss, cost, damage or expense arising out of or from Tenant's breach of this provision. Tenant further covenants and agrees that it will not use, keep or suffer to be kept, or generate or store any hazardous substances, pollutants or contaminants (collectively "Hazardous Substances") in, upon or about the Leased Premises or the Building in violation of any applicable law or other than as customary for an office building tenant. Tenant shall promptly remove and clean up any Hazardous Substance brought on, to or about the Leased Premises or the Building, by Tenant, its agents, employees, contractors, invitees or licensees in violation of this provision. Tenant shall indemnify Landlord, its partners, shareholders, directors, officers, agents and employees for all reasonable costs and expenses incurred by Landlord to correct any violation of this covenant, or to remove, neutralize or render harmless any Hazardous Substance, or to comply with the requirements of any regulatory body having jurisdiction over Hazardous Substances, or to contest the actions of any such regulatory body with respect to the Leased Premises or the Building. Tenant's agreement to indemnify Landlord, its partners, shareholders, directors, officers, agents and employees shall survive the expiration of this Lease.

                 4.8 LAWS AND REGULATIONS; RULES OF BUILDING. Subject to the provisions of Section 4.7(b), Tenant shall comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Tenant will comply with the rules of the Building adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Leased Premises and Building and for preservation of good order therein (the "Rules and Regulations"), all of which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. A copy of the current Rules and Regulations are attached hereto and made a part hereof as Exhibit D for information purposes only and Landlord specifically reserves the right in its sole discretion to modify such Rules and Regulations from time to time as Landlord shall deem necessary and appropriate.

                 4.9 ENTRY FOR REPAIRS AND INSPECTION. Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect the same, clean or make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable, or to show the same to current or prospective purchasers, mortgagees, investors and/or tenants, provided Landlord does not interfere with Tenant's use and occupancy of the Leased Premises to any greater extent than is reasonably necessary, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

                 4.10 NUISANCE AND ODORS. Tenant shall conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building. Tenant shall not, during occupancy of, remodeling or construction within the Leased Premises, cause or permit any strong, unusual, offensive or objectionable odors, gases or vapors to be produced within the Leased

Premises whether such odors, gases or vapors are contained within the Leased Premises or migrate from or are permitted by Tenant to be emitted outside of the Leased Premises. Landlord, at its sole discretion, shall determine if any such odors, gases or vapors are in violation of this provision.

                 4.11    SUBORDINATION TO MORTGAGE.

                 (a) This Lease is subject and subordinate to each mortgage (an "Underlying Mortgage") and each underlying financing or ground lease (an "Underlying Lease") which may now or subsequently affect Landlord's interest in the Project. Tenant agrees, however, that the holder of the Underlying Mortgage (the "Mortgagee") or the landlord under the Underlying Lease (the "Prime Landlord") as applicable, may at its option, unilaterally elect to subordinate, in whole or in part, by an instrument in form and substance satisfactorily to such party, such Underlying Mortgage or Underlying Lease, as applicable, to this Lease. Tenant agrees to execute promptly and to deliver to Landlord or such party an instrument or instruments confirming the foregoing if requested by Landlord or such party and agrees that if Tenant fails or refuses to do so within fifteen (15) days after receipt of written request thereof by Landlord or such party, such failure or refusal shall constitute a default by Tenant under this Lease, but such failure or refusal shall in no way affect the validity or enforceability of this Section 4.11. Landlord shall request for Tenant a non-disturbance agreement from each Mortgagee and/or Prime Landlord in form and substance reasonably acceptable to the parties, but shall have no obligation if a Mortgagee or Prime Landlord refuses delivery of same.

                 (b) In the event of the enforcement by the Mortgagee of the remedies provided for by law or by such Underlying Mortgage, or in the event of the termination of an Underlying Lease, Tenant shall, upon request of any person succeeding to the interest of the Mortgagee or upon the request of the Prime Landlord, automatically become the tenant of such successor in interest or the Prime Landlord as the case may be, without change in the terms or provisions of this Lease provided, that neither such successor in interest nor such Prime Landlord, as applicable, shall be (i) bound by any payment of the Rent for more than one month in advance except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease;
(ii) bound by any amendment or modification of this Lease made without the consent of the Mortgagee or Prime Landlord, as applicable; (iii) liable for any act, warranty or omission of the prior Landlord under this Lease; (iv) subject to the offsets, deductions or defenses which Tenant might have arising out of acts or omissions of Landlord; (v) liable for the breach of any warranties or obligations relating to construction of improvements for the Project or leasehold improvements in the Leased Premises performed or to have been performed by Landlord, or (vi) liable for the return of any security deposit not delivered to such successor in interest or Prime Landlord, as the case may be. At the request of Landlord, a Mortgagee, such successor in interest and/or Prime Landlord, Tenant shall execute and deliver to such Mortgagee, successor in interest and/or Prime Landlord a written instrument whereby Tenant confirms the foregoing attornment. If Tenant shall fail or refuse to so execute and deliver such instrument within fifteen (15) days after written request is made, then Tenant shall be in default under this Lease, but such failure or refusal shall in no way affect the validity or enforceability of this Section 4.11.

                 Tenant agrees to give prompt written notice to each Mortgagee and Prime Landlord who has given Tenant written notice of its address of any default by Landlord under this Lease which would entitle Tenant to terminate or cancel this Lease or abate the rent payable hereunder, and agrees that, notwithstanding any provision of this Lease, no rental abatement or notice of cancellation or termination on behalf of Tenant shall be effective unless all such Mortgagees and Prime Landlords have received said notice and have failed for thirty (30) days of receipt thereof to cure Landlord's default, or if the default cannot be cured within thirty (30) days, have failed to commence and to diligently pursue the cure of Landlord's default which gave rise to such right of cancellation or abatement.

                 4.12 ESTOPPEL CERTIFICATE OR THREE PARTY AGREEMENT. Within ten (10) business days after receipt of written request therefor by Landlord or Tenant, the other party shall:

                 (a) execute estoppel certificates addressed to or enter into a three-party agreement with (i) any mortgagee or prospective mortgagee or ground lessor of Landlord, (ii) any purchaser or prospective purchaser of all or any portion of, or interest in, the Project, or (iii) any investor in the Project, or (iv) to any prospective purchaser of Tenant's business and/or an assignee of the Lease or subtenant of the Lease Premises certifying to the best of the certifying party's knowledge (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which the Base Rental and any and all Additional Rental has been paid; (iii) that the Landlord or Tenant, as the case may be, is not in default under any provision of this Lease (or if Landlord or Tenant, as the case may be, is in default, specifying each such default); (iv) the address to which notices to Landlord or Tenant shall be sent; and (v) other matters as such mortgagee(s), purchaser(s) or investor may reasonably require; and agreeing to such notice provisions and other matters as such third party may reasonably require; and

                 (b) deliver to Landlord such information regarding the net worth and financial condition of Tenant as Landlord may reasonably request in connection with such mortgage, sale or investments to the extent available to Tenant without incurring any material additional cost or expense to prepare such information.

                                       V.

                 Landlord and Tenant mutually covenant and agree as follows:

                 5.1 CONDEMNATION AND LOSS OR DAMAGE. If the Leased Premises shall be taken or condemned for any public purpose to such an extent as to render a material portion of the Leased Premises untenantable, this Lease shall, at the option of either party, forthwith cease and terminate. Otherwise, this Lease shall not terminate on account of condemnation. All proceeds from any taking or condemnation of the Leased Premises shall belong to and be paid to Landlord except that Tenant shall be entitled to any element of damage attributable to Tenant's business or injury thereto, Tenant Extra Improvements (and other improvements made by or at the expense of Tenant) and/or the relocation of Tenant provided that Landlord's award is not affected.

                 5.2 DAMAGES FROM CERTAIN CAUSES. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or failure to make any such repairs unless due to the gross negligence or willful misconduct of Landlord, its agents and/or employees.

                 5.3 LIEN FOR RENT. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest on all tangible property of Tenant now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. The provisions of this paragraph relating to said lien and security interest shall constitute a security agreement under the Uniform Commercial Code as enacted in the State of Texas so that Landlord shall have and may enforce a security interest on all tangible property of Tenant now or hereafter placed in or on the Leased Premises, including but not limited to all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Leased Premises by Tenant. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to said Code. Landlord may at its sole cost and expense and upon its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Code in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

                 5.4 LANDLORD'S RIGHT TO RELET. In the event of default by Tenant in any of the terms or covenants of this Lease or in the event the Leased Premises are abandoned by Tenant, Landlord shall have the right, but not the obligation, to relet same for the remainder of the Term, and if the rent received through reletting does not at least equal the rent provided for herein, Tenant shall pay and satisfy the deficiency between the amount of the rent so provided for and that received through reletting, including, but not limited to, the reasonable cost of renovating, altering and decorating for a new occupant.

Nothing herein shall be construed as in any way denying Landlord the right, in the event of abandonment of said premises or other breach of this Lease by Tenant, to treat the same as an entire breach and at Landlord's option to terminate this Lease and/or immediately seek recovery for the entire breach of this Lease and any and all damages which Landlord suffers thereby.

                 5.5 HOLDING OVER. In the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay as rental during the holdover period double the greater of (A) the Base Rental and Additional Rental payable immediately prior to the expiration or termination, or (B) then prevailing market rental rate for the Leased Premises. No holding over by Tenant after the Term shall be construed to extend the Lease. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any tenant to whom Landlord may have leased all or any part of the Leased Premises effective upon the termination of this Lease and for any other reasonable loss, cost, damage or expense (including reasonable attorneys' fees and costs of suit) incurred by Landlord as a result of such holding over. Any holding over with the consent of Landlord in writing shall thereafter constitute a lease from month to month.

                 5.6 CASUALTY. In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire or other casualty so as to render the Leased Premises untenantable in whole or in part, the rental provided for herein shall abate thereafter as to the portion of the Leased Premises rendered untenantable until such time as the Leased Premises are made tenantable and Landlord agrees to commence and prosecute such repair work promptly and with all due diligence. Notwithstanding the foregoing, in the event such destruction results in the Leased Premises being untenantable in whole or in substantial part for a period reasonably estimated by a responsible contractor selected by Landlord to be one year or longer after the casualty, or in the event of total or substantial damage or destruction of the Building from any cause (which shall mean any damage of greater than fifty (50%) of the insurable value of the Building and/or any damage which requires more than one year to repair), then Landlord shall have the right to terminate this Lease and all rent owed up to the time of such destruction or termination shall be paid by Tenant (it being understood that Tenant shall pay rent on all tenantable space until termination of this Lease). Landlord shall give Tenant written notice of its decisions, estimates or elections under this Section 5.6 within sixty (60) days after any such damage or destruction. In the event of destruction to the Leased Premises resulting in the same being untenantable in whole or in substantial part for a period reasonably estimated by a responsible contractor selected by Landlord to be one year or longer after the date of the casualty and Landlord has not terminated this Lease as herein provided, then Tenant shall have the right, within thirty (30) days after Landlord delivers the estimate to Tenant of time to restore, to terminate this Lease by written notice to Landlord. Notwithstanding anything contained in this Section 5.6, Landlord shall be obligated to restore or rebuild only the portion of the Leased Premises which consists of building standard improvements, and nothing herein shall be construed to obligate Landlord under any circumstances to repair or restore any other tenant finish work.

                 5.7 ATTORNEYS' FEES. In the event Tenant makes default in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due, or to become due hereunder or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon same, Tenant agrees to pay Landlord reasonable attorneys' fees to Landlord plus court costs in the event Landlord prevails in such matter. Moreover, Landlord agrees to pay Tenant reasonable attorneys' fees and court costs in the event Tenant prevails in any action against Landlord.

                 5.8 ALTERATION. This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

                 5.9 ASSIGNMENT BY LANDLORD. Landlord or any successor-in-interest to Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Project and property referred to herein, and in such event and upon the transferee Landlord's assumption of transferor Landlord's obligations thereafter accruing hereunder (any such transferee to have the benefit of, and be subject to, the provisions of Section 3.6) no further liability or obligation shall thereafter accrue against Landlord hereunder. Upon request by transferor Landlord, Tenant agrees to execute a certificate certifying such facts (if true) as transferor Landlord may reasonably require in connection with any such assignment by transferor Landlord.

                 5.10 DEFAULT BY TENANT. If (i) default shall be made in the payment of any sum to be paid by Tenant under this Lease, and default shall continue for ten (10) days after delivery (or attempted but refused delivery) of notice from Landlord (provided that Landlord shall only be obligated to give Tenant notice of any monetary default twice in any twelve (12) month period, and thereafter Tenant shall be deemed in default within ten (10) days after failure to make such payment without requirement of notice from Landlord), or
(ii) default shall be made in the performance of any of the other covenants or conditions that Tenant is required to observe and to perform, and such default shall continue for twenty (20) days, or (iii) if the interest of Tenant under this Lease shall be levied on under execution or other legal process, or (iv) if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations, or (v) if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity, or (vi) if Tenant be declared insolvent according to law, or (vii) if any assignment of Tenant's property shall be made for the benefit of creditors, or (viii) if a receiver or trustee is appointed for Tenant or its property, or (ix) if Tenant shall abandon the Leased Premises during the Term or any renewals or extensions thereof (any of (i) through (ix) is herein called an "Event of Default"), then Landlord may treat the occurrence of any one or more of the Events of Default as a breach of this Lease (provided that no such levy, execution, legal process, declaration, appointment or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall contest the same by appropriate proceedings and shall remove or vacate the same within ninety (90) days from the date of its creation, service or filing) and thereupon, at Landlord's option, may have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

                 (a) Landlord may terminate this Lease and forthwith repossess the Leased Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the unpaid rent earned at the time of termination, plus interest thereon at the Maximum Rate thereon from the due date, (iii) the balance of the rent for the remainder of the Term less the fair market value of the Leased Premises for said period, as determined by Landlord and (iv) any other sum of money and damages owed by Tenant to Landlord.

                 (b) Landlord may terminate Tenant's right of possession (but not this Lease) and may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be reasonably satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary, and (a) if Landlord shall fail or refuse to relet the Leased Premises, or (b) if the same are relet and a sufficient sum shall not be realized from such reletting after paying (i) the unpaid rent due hereunder earned but unpaid at the time of reletting plus interest thereon at the Maximum Rate thereon, (ii) the reasonable cost of recovering possession, (iii) all of the reasonable costs and expenses of repairs, changes, alterations and additions and (iv) the reasonable expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, or if the Leased Premises have been relet, the Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 5.10(b) from time to time, and that no delivery to or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                 (c) Upon any such default by Tenant in the payment of rent as required by this Lease, Landlord or Landlord's agent may change the door lock of the Leased Premises. In such event, Landlord or its agent shall place a written notice on Tenant's front door stating the name and the address or telephone number of the individual or company from which the new key may be obtained. The new key may be obtained (i) only during Tenant's regular business hours and (ii) only upon payment in full of the delinquent rent. Landlord may lock out Tenant in the event of any such default without being deemed in any manner guilty of conversion, trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage, claim, or cause of action resulting therefrom and without relinquishing any other right or rights given to Landlord hereunder or by operation of law or in equity. If Landlord shall violate the provisions of this subparagraph, Tenant's sole remedy shall be to recover possession of the Leased Premises and Tenant expressly waives any and all rights and remedies under Section 93.002(g) of the Texas Property Code, as amended. As provided in Section 93.002(h) of the Texas Property Code, the terms and provisions of this subparagraph of the Lease supersede the terms and conditions of said Section 93.002 to the extent of any conflict between the two provisions.

                 (d) All past due rent and other amounts due hereunder shall bear interest at the Maximum Rate.

                 5.11 NON-WAIVER. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default nor constitute a waiver of any future default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity. Neither the acceptance by Landlord of rent or any other payment hereunder, whether or not any default hereunder by Tenant is then known to Landlord, nor any custom or practice followed in connection with this Lease, shall constitute a waiver of any of Tenant's obligations under this Lease.

                 5.12    CASUALTY INSURANCE.

                 (a) At all times during the Term, Landlord shall maintain, or cause to be maintained, at Landlord's expense (which expense will be an Operating Expense under Section 2.4(c) of this Lease), a policy or policies of insurance with the premiums thereon fully paid in advance, issued by and binding upon an insurance company of good financial standing authorized to do business in Texas, insuring the Building and the Building Standard improvements against loss or damage by fire or other insurable hazards and contingencies in amounts selected by Landlord; provided, however, that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease that Tenant may keep or maintain in the Leased Premises, or any non-Building Standard improvements or alterations that Tenant may make upon the Leased Premises. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations result in extra-hazardous or higher than normal risk exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increases in premium. Any payments for losses under Landlord's casualty insurance shall be made solely to Landlord and the mortgagee.

                 (b) At all times during the Term, Tenant shall maintain insurance coverage against loss or damage by fire and such other risks as are from time to time included in a standard or special extended coverage endorsement insuring the full insurable value of any non-Building Standard improvements, any alterations, Tenant's trade fixtures, furnishings, equipment, and all other items of personal property of Tenant. All policies required to be carried by Tenant under this Section 5.12(b) shall be written with financially responsible insurance companies authorized to do business in Texas and with a Best & Company rating of "B+, IX" or better, and all evidence of insurance provided to Landlord shall contain an endorsement naming Landlord as an additional insured and at least thirty (30) days' prior written notice of cancellation to Landlord. Tenant shall deliver to Landlord a certificate of insurance outlining the insurance required herein at least fifteen (15) days prior to the Commencement Date and fifteen (15) days prior to all renewals thereof. Any self-insurance policies maintained by Tenant shall be subject to Landlord's prior written approval. If Tenant fails to provide evidence of insurance required hereunder, prior to commencement of the Term, and thereafter during the Term, within fifteen (15) days prior to the expiration date of any such coverage, Landlord shall be authorized (but not required) after written notice of its intention to do so, and Tenant's failure to obtain such insurance and provide reasonably evidence thereof to Landlord within one (1) business day after Tenant's receipt of such notice, to procure such coverage in the amounts stated with all costs thereof to be charged to Tenant and paid upon written invoice therefor as Additional Rental.

                 5.13 LIABILITY INSURANCE. Landlord (with respect to the Project) and Tenant (with respect to the Leased Premises and Project) shall each maintain or cause to be maintained a policy or policies of commercial general liability insurance (including contractual liability coverage) with the premiums thereon fully paid in advance, issued by and binding upon an insurance company of good financial standing, authorized to do business in Texas and having a Best & Company rating of "B+, XIII" or better, such insurance to afford a minimum protection of not less than One Million Dollars ($1,000,000.00) combined single limit bodily injury and property damage in any one occurrence. Tenant's contractual liability insurance shall apply, without limitation, to all of Tenant's indemnity obligations under this Lease.
Tenant's insurance required hereunder shall name Landlord as an additional insured and shall contain endorsements and provisions stating that Tenant's insurance is primary to any insurance otherwise carried by Landlord and that Landlord will receive thirty (30) days' prior written notice of cancellation of the policy. Tenant shall deliver to Landlord a certificate of insurance outlining the insurance required herein at least fifteen (15) days prior to the Commencement Date and fifteen (15) days prior to all renewals thereof. The expense for Landlord's liability insurance will be an Operating Expense under
Section 2.4(c) of this Lease. Upon request of Tenant, Landlord shall provide Tenant reasonable evidence that the insurance required to be maintained hereunder by Landlord is in full force and effect.

                 5.14 HOLD HARMLESS. Landlord and any mortgagee of Landlord shall not be liable to Tenant for any damage to person or property caused by the intentional torts or negligence of Tenant, its agents or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Tenant shall not be liable to Landlord for any damage to person or property caused by the intentional torts or negligence of Landlord, its agents or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage. In the event a claim or damage is the result of the joint negligence or joint intentional torts of Tenant, its agents or employees, on the one hand, and Landlord, its agents or employees, on the other hand, the foregoing indemnities shall apply only to the portion of the damage attributable to the negligence or intentional tort of the applicable indemnifying party.

                 5.15 WAIVER OF SUBROGATION RIGHTS. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers, employees, partners, servants or shareholders for any loss or damage that may occur to the Leased Premises, or any improvements thereto or said Building of which the Leased Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is required to be insured against under the terms of standard fire and extended coverage insurance policies referred to in Section 5.12 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, employees, partners, servants or shareholders and each party shall cause such insurance policies to contain provisions or endorsements wherein each insurer waives its rights of recovery against such parties.

                 5.16 ENTIRE AGREEMENT, REPRESENTATIONS, ETC. This Lease contains the entire agreement of the parties pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both oral and written, of the parties in connection therewith. No other written or oral promises or representations have been made and none have been relied upon, and none shall be binding. This Lease supersedes and replaces any previous Lease between the parties, including any renewals or extensions thereunder. Landlord's agents do not and will not have authority to
(a) make exceptions, changes or amendments to this Lease or factual representations not expressly contained in this Lease, (b) waive any right, requirement, or provision of this Lease, or (c) release Tenant from all or part of this Lease, unless such action is in writing. The parties executing this Agreement expressly warrant and represent that, before executing this Agreement, said parties have fully informed themselves of its terms, contents, conditions, and effects, that in executing this Agreement the parties hereto have had the benefit of advice of attorneys of their own choosing, and that no promise or representation of any kind has been made to any parties hereto or anyone acting for any parties hereto, except as is expressly stated in this Agreement. The parties executing this Agreement have relied solely and completely upon their own judgment and the advice of their own attorneys in entering into this Agreement.

                 5.17 TIME IS OF THE ESSENCE. Time is of the essence and all performance due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

                 5.18 BROKERS. Tenant hereby warrants and represents that it has not dealt with any other brokers or intermediaries entitled to any compensation in connection with this Lease or Tenant's occupancy of space in the Leased Premises except for Boyd, Page & Associates and for which Landlord shall be responsible for any commission or fee due them. Each party hereby agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commissions or other fees by any other broker or agent acting or purporting to have acted on behalf of such party.

                 5.19 NO WARRANTIES. TENANT HEREBY WAIVES ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PREMISES WHICH MAY EXIST BY OPERATION OF LAW OR IN EQUITY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                 5.20 GOVERNING LAW. This Lease shall be construed under the laws of the State of Texas.

                 5.21 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors and, to the extent assignment may be approved by Landlord or otherwise permitted hereunder, its assigns.

                 5.22 NOTICES. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when personally delivered or when deposited in the United States mail, certified or registered, postage prepaid and addressed to the party to be notified at the address for such party specified in this Lease, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days' notice to the notifying party.

                 5.23 SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

                 5.24    AUTHORITY.  (a)  Tenant represents to Landlord that
(a) Tenant is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland, (b) that the person executing this Lease on behalf of Tenant was authorized to do so, (c) all consents or approvals required of third parties (including, but not limited to, its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and (d) upon request of Landlord, Tenant will deliver to Landlord evidence of such person's authority to execute and deliver this Lease on behalf of Tenant.

                 (b) Landlord represents to Tenant that (a) Landlord is a partnership duly formed, validly existing and in good standing under the laws of the State of Texas, (b) that the person executing this Lease on behalf of Landlord was authorized to do so, and (c) all consents or approvals required of third parties for the execution, delivery and performance of this Lease have been obtained.

                 5.25 RELOCATION. Landlord shall have the one time option to relocate the Tenant to alternative space in the Building, which alternative space shall be of comparable size to or larger than the Leased Premises. Landlord shall give Tenant not less than ninety (90) days prior written notice of such relocation, which notice shall include the date on which the Tenant shall be required to relocate or move and a description of the space to which Tenant will be relocated. Landlord shall promptly pay all out-of-pocket costs and expenses of relocating Tenant (and the cost of preparing such comparable space for occupancy) including the construction of any Tenant leasehold improvements to make such space comparable to the Leased Premises. However, if Tenant is relocated prior to occupancy and fitting out the Leased Premises with tenant improvements, Landlord shall only be required to pay the costs otherwise agreed to be paid by Landlord under this Lease for construction of tenant improvements plus costs and expenses incident to changes in the tenant improvements as a result of such relocation in excess of those which would have been borne by Tenant if there had been no relocation. In the event of such relocation, such alternative space shall for all purposes be deemed the Leased Premises hereunder and this Lease shall continue in full force and effect without any change in the other terms or conditions hereof.

                 5.26    RENEWAL OPTION

                 (a) So long as an Event of Default is not in existence and subject to the provisions of this Section 5.26, Tenant is hereby granted a one
(1) time option to renew ("Renewal Option") the Initial Term as to all (but not part) of the Leased Premises for a period of five (5) years (the "Renewal Term"), such Renewal Term to commence at the expiration of the Initial Term. Tenant must furnish Landlord with written notice of its to exercise the Renewal Option twelve (12) months prior to the expiration of the Initial Term (the "Renewal Intent Notice"). If Tenant timely delivers the Renewal Intent Notice to Landlord, Landlord shall, no later than fifteen (15) days after Landlord's receipt thereof, deliver to Tenant written notice (the "Rate Notice") of the Market Base Rental Rate (defined below) and the Basic Parking Charge for the Parking Permits (each as defined in Exhibit C) (if applicable pursuant to Section 5.26 (b) (iii) below).

                 If Tenant objects to Landlord's determination of the Market Base Rental Rate and the Basic Parking Charge, Landlord and Tenant shall work diligently to attempt to resolve their differences as to the Market Base Rental Rate within forty-five (45) days after Tenant's receipt of the Rate Notice (the "Renewal Election Period"). If Landlord and Tenant agree in writing as to the Market Base Rental Rate and the Basic Parking Charge prior to the expiration of the Renewal Election Period, the Market Base Rental Rate so agreed to by Landlord and Tenant shall be applicable if Tenant, in its sole discretion, elects to exercise the Renewal Option prior to the expiration of the Renewal Election Period. If Tenant timely furnishes the Renewal Intent Notice to Landlord and Tenant, in its sole discretion, exercises the Renewal Option prior to the expiration of the Renewal Election Period and prior to Landlord and Tenant agreeing in writing as to the Market Base Rental Rate for the Renewal Term, Tenant's exercise of the Renewal Option shall constitute Tenant's irrevocable election to exercise the Renewal Option and irrevocable agreement to Landlord's determination of the Market Base Rental Rate as contained in the Rate Notice. Tenant must notify Landlord in writing (the "Election Notice") prior to the expiration of the Renewal Election Period if Tenant elects to exercise the Renewal Option. If Tenant timely delivers the Renewal Intent Notice and the Election Notice to Landlord, but at any time prior to the commencement of the Renewal Term an Event of Default occurs Landlord, at its sole option during the continuance of such Event of Default, may terminate Tenant's election to exercise the Renewal Option and the Renewal Option shall expire and thereafter not be exercisable by Tenant. If Tenant fails to timely exercise the Renewal Option by failing to timely deliver the Renewal Intent Notice or the Election Notice as provided above, the Renewal Option shall automatically terminate, and Tenant shall have waived forever its right to renew and extend the Initial Term.

                 (b) The renewal of this Lease pursuant to the exercise of the Renewal Option shall be upon the same terms and conditions of this Lease, except:

                         (i)      The Base Rental Rate for the Leased Premises
during the Renewal Term shall be the sum of (A) the Base Rental Rate for the Leased Premises in effect for the year immediately preceding the commencement of the Renewal Term, less the Tenant's Proportionate Share of the Base Year's Basic Costs (on a per square foot of Net Rentable Area basis) determined in accordance with the provisions of Section 2.4 (a); plus (B) the increase in the Market Base Rental Rate over the rate in (A); plus, (C) the Expense Stop (defined below) for the Renewal Period (as determined by clause (ii) below);

provided, however, in the event the Market Base Rental Rate is less than or equal to the rate in (A), the Base Rental Rate for the Leased Premises during the Renewal Term shall be the sum of the amounts in (A) and (C). Additionally, Tenant shall be obligated to pay as part of Base Rental a management fee of three percent (3%) of Tenant's Base Rental and Additional Rental as provided in
Section 2.3. Tenant shall be obligated to pay the Additional Rental pursuant to Section 2.4 and 2.5 of this Lease (taking into account the adjustments pursuant to clause (ii) below).

                         (ii)     For purposes of determining the Additional
Rental payable by Tenant after the expiration of the calendar year in which the Renewal Term occurs, Section 2.4 (a) of this Lease shall be amended to recognize that during the Renewal Term Tenant shall pay as Additional Rental Tenant's Proportionate Share of all Basic Costs in excess of the Expense Stop (defined below). As used in this clause (ii), "Expense Stop" shall mean Landlord's good faith determination in accordance with generally accepted accounting principles of the Basic Costs (on a per square foot of Net Rentable basis) for the calendar year in which the Renewal Term commences.

                         (iii)    Tenant shall lease the Parking Permits
determined in accordance with Exhibit C of this Lease at the commencement of the Renewal Term, and Tenant shall pay Landlord, as the Basic Parking Charge, a monthly amount equal to the rates then being charged by Landlord or the operator of the Garage for parking in such location (taking into account whether such parking spaces are for assigned or unassigned parking spaces) for monthly contract parking in the Garage multiplied by the number of Parking Permits leased by Tenant pursuant to this Lease, which Basic Parking Charge shall be payable as provided in Exhibit C hereto.

                         (iv)     Tenant shall have no option to renew this
Lease beyond the Renewal Term; and

                         (v)      Subject to the terms of the Lease, the
leasehold improvements will be provided in their then-existing condition (on an "as is" basis) at the time the Renewal Term commences and Tenant shall not be entitled to any construction, buildout or other allowances with respect to the Leased Premises during the Renewal Term.

                 (c) As used in this Lease, the term "Market Base Rental Rate" shall mean the market annual net rental rate (exclusive of building or project expense pass through additions, whether characterized as such or not, and exclusive of any portion of "base rentals" attributable to building or project expenses or to an "expense stop") per square foot of Net Rentable Area of the applicable space and for the time period as to which such rate is being determined, that a willing tenant would pay and a willing landlord would accept, in arm's length bona fide negotiations (taking into consideration all relevant factors including, without limitation, the following factors: rent being charged in other first-class office buildings located within the Greenspoint Town Center, for leases then being entered into for comparable space to the Leased Premises in the comparable elevator bank for which the Market Base Rental Rate is being determined; location, quality, amenities, age and reputation of the buildings in which the space being compared is located; use and size of the space under comparison; location and/or floor level of the subject space and any comparison space within their respective buildings, including view, elevator lobby exposure, etc.; definition of "net rentable area" applicable to the spaces; distinction (if any) between "gross" and "net" rental rates and rental rates and type, base year or dollar amount for escalation purposes (both operating costs and real estate taxes) if the comparison is on a "gross" lease basis; any other adjustments (including through use of an index) to base rental; extent of services provided or to be provided; extent and condition of leasehold improvements in the subject space and in any comparison space; cost to tenant of relocating from the subject space to any alternative space or savings from not moving to alternative space; abatements pertaining to the subject space and to any comparison space (including with respect to base rental, operating expenses and/or real estate taxes); inclusion of parking charges in rental, if applicable; lease takeovers/assumptions by the landlord of the comparison space, if applicable; moving allowances granted, if any; relocation allowances granted, if any; club memberships granted, if any; construction, refurbishment and repainting allowances granted, if any; any other concessions or inducements; term or length of lease of subject space and of any comparison space; overall creditworthiness of Tenant and tenants in comparable space; the time the particular rental rate under consideration was agreed upon and became or is to become effective; and payment of a leasing commission, fees, bonuses or other compensation whether to Tenant's representatives or to Landlord, or to any person or entity affiliated with Tenant or Landlord, or otherwise). Landlord and Tenant agree that bona fide written offers to lease comparable space located in the Building or the Project from third parties may be used as a factor in determining the Market Base Rental Rate.

                 (d) Tenant may not assign this Renewal Option and no sublessee or assignee of Tenant may exercise this Renewal Option other than an assignee which is a Permitted Affiliate (as defined in Section 4.5).

                 IN WITNESS WHEREOF, the parties have executed this Lease as of the date aforesaid.


LANDLORD:      GREENSPOINT PLAZA LIMITED PARTNERSHIP

               By:     Houston Town Center LLC,
                       a Texas limited liability company, its general partner

               By: Hines Acquisitions No. 1 Limited Partnership, a Texas limited partnership, its manager

               By:     Hines Interests Limited Partnership,
                       a Delaware limited partnership, its general partner

               By:     Hines Holdings, Inc.,
                       a Texas close corporation, its general partner

               By:     /s/ E. Staman Ogilvie
                       ---------------------------------------------------------
                       E. Staman Ogilvie, Executive Vice President



TENANT:        ICARUS  CORPORATION

               By:      /s/ Herbert G. Blecker                          6 Feb 97
                        --------------------------------------------------------
               Name:    Herbert G. Blecker
                        --------------------------------------------------------
               Title:   President
                        --------------------------------------------------------

                                   EXHIBIT A


                         Floor Plan of Leased Premises

                                   EXHIBIT B


                        TENANT IMPROVEMENT WORK SCHEDULE


                 1.       Preparation of Tenant Plans.

                 (a) Landlord shall provide and submit to Tenant for its approval the Tenant Plans (hereinafter defined) necessary to price and construct the Building Standard Improvements and any work in addition to Building Standard Improvements ("Tenant Extra Improvements") desired by Tenant. Building Standard Improvements and Tenant Extra Improvements are herein referred to as "Tenant Improvements."

                 (b) "Tenant Plans" means complete sets (at least three prints and one reproducible copy) of architectural, structural, mechanical, electrical and plumbing working drawings for any and all Tenant Improvements (which shall include such written instructions or specifications as may be necessary to secure a building permit from the City of Houston and shall show the full detailed scope of all Tenant Improvements). The Tenant Plans shall be consistent with and shall conform to the Building plans and specifications and all applicable laws, regulations, rules, ordinances and codes, which shall be the obligation of Landlord. The structural, mechanical, electrical and plumbing portions of the Tenant Plans shall be prepared (at Landlord's expense) by Landlord's engineers.

                 (c) The cost of preparing the Tenant Plans, including any changes thereto, shall be paid by Tenant; provided that Landlord shall contribute thereto $1.50 per square foot of Net Rentable Area of the Leased Premises toward the cost of Tenant Plans.

                 (d) The Tenant Plans must be completed on or prior to February 3, 1997. Accordingly, Landlord shall submit the same for Tenant's approval on or prior to February 3, 1997 and Tenant agrees to review the same and respond to Landlord within five (5) days after the day of receipt thereof.

                 2.       Pricing of Tenant Plans.

                 (a) Landlord shall promptly submit the Tenant Plans which have been approved by Tenant to the Landlord's contractor ("Landlord's Contractor") for pricing of the Tenant Improvements. Promptly following the receipt by Landlord of such pricing by Landlord's Contractor, Landlord shall submit to Tenant for its approval a pricing letter (the "Pricing Letter"), including a detailed cost breakdown, based on the proposal of Landlord's Contractor.

                 (b) Tenant shall have two (2) days after the date of submission within which to approve or disapprove the Pricing Letter. The Pricing Letter shall be deemed approved unless Tenant gives notice of disapproval within such two (2) day period. If the Pricing Letter is disapproved, Tenant shall provide, with its notice of disapproval, such information as may be required to revise the Tenant Plans for Tenant Improvements to reduce the cost of performing the work of Tenant Extra Improvements. The additional information shall be submitted to Landlord's Contractor for a cost estimate, with Tenant again having a right to approve or disapprove the same pursuant to the foregoing procedures. The process shall continue for a reasonable time until revised Tenant Plans have been finalized and completed in conjunction with approval of a Pricing Letter acceptable to Tenant.

                 (c) The Pricing Letter must be approved and executed by Tenant on or prior to February 10, 1997. If, however, such approval and execution is not accomplished on or prior to February 10, 1997, Landlord shall have the right, at its option, to terminate this Lease (without waiving any other rights Landlord may have).

                 3.       Construction of Tenant Improvements.

                 (a) After receipt and approval of Tenant's Plans and the Pricing Letter, Landlord shall administer the construction of Tenant Improvements in accordance with the approved construction documents and proposal of Landlord's Contractor; provided, however, that no Tenant Improvements shall be installed which do not conform to Building plans and specifications or to any applicable regulations, laws, ordinances, codes and rules. Such conformity shall be the obligation of Tenant.

                 (b) Landlord shall bear the cost of the construction of Tenant Improvements. If Tenant accepts the Pricing Letter, Landlord shall contribute $16.90 per square foot of Net Rentable Area to Tenant Improvements. Such allowance shall be credited against amounts due Landlord under paragraph 3(b) of this Exhibit B for Tenant Improvements as the work progresses. The credit given for Tenant Improvements covered by each monthly draw shall equal a fraction thereof, the numerator of which is the total allowance provided by Landlord and the denominator of which is the total cost of all Tenant Improvements. All costs incurred in construction of Tenant Improvements shall be increased by a charge, to be paid by Tenant, of ten percent (10%) to reimburse Landlord for construction administration and coordination. Tenant shall pay to Landlord all amounts payable by Tenant pursuant to this Exhibit B within ten (10) days after completion of the Tenant Improvements.

                 (c) All Tenant Improvements shall be constructed by Landlord's Contractor with the exception of telephone equipment and wiring which may be installed by Tenant subject to the limitations contained herein. All such equipment furnished and installed by Tenant shall be installed in a manner which conforms with Landlord's Contractor's schedule, and the work or installation shall be handled in such a manner as not to materially interfere with or delay the work of Landlord's Contractor to any extent unsatisfactory to Landlord. No portion of the work to be performed by Landlord's Contractor shall be dependent upon completion of any work or construction or installation to be performed by Tenant.

                 (d) It is agreed that Tenant may authorize changes in the Tenant Improvements, provided that any changes must meet the criteria set forth in paragraph l(b) above. Tenant shall pay any net increase in cost and/or credited with any savings (such credit be applied to Base Rental next becoming due) which results from such changes (including the cost of all modifications to Tenant Improvements which have theretofore been initiated or constructed and any modifications required to the base building), plus ten percent (10%) thereof as an administrative cost recovery fee.

                 4.       Substantial Completion and Commencement Date.

                 (a) "Substantial Completion" of the Leased Premises shall mean substantial completion of the Tenant Improvements in accordance with the Tenant Plans, with a punch-list of uncompleted items which do not interfere in any material respect with the use or enjoyment of the Leased Premises and which permits Landlord to obtain any and all occupancy permits or authorizations necessary to Tenant's use and occupancy of the Leased Premises.

                 (b) Notwithstanding Section 2.1(a) of this Lease, the Commencement Date of the Term of this Lease shall be the earlier of (i) the date of occupancy of the Leased Premises by Tenant, (ii) the date of Substantial Completion of the Leased Premises (but in no event earlier than April 1, 1997), or (iii) the date Substantial Completion would have occurred but for Tenant Delay. If such a date is not that established as the Commencement Date in Section 2.1 of this Lease, such date shall be revised accordingly. In addition, if the Commencement Date is revised, in no event shall the Lease expire later than April 30, 2002.

                 (c) "Tenant Delay", as used herein, means delays in Substantial Completion of the Leased Premises to the extent resulting from (i) Tenant's failure to meet the dates established in paragraphs 1 and 2 for submission and approval of Tenant Plans and the Pricing Letter, (ii) High-risk Items, as defined below, and (iii) any other delays caused by Tenant, its architect, engineers, consultants, agents, contractors or subcontractors, in completing the Tenant Improvements, including delays caused by changes requested by Tenant. "High-risk Items" means Tenant Extra Improvements which Landlord acting in good faith reasonably believes have a probability of not being completed by the originally scheduled Commencement Date (due to limited supplies or suppliers, length of time to be manufactured, delivered or installed or otherwise and which have been identified as such with the agreement of Tenant on the Tenant Plans). Landlord shall designate any High-risk Items at or prior to the time of approval of the Pricing Letter (or any revisions thereof on which the same appear).

                 (d) LANDLORD SHALL MAKE NO, AND DOES NOT MAKE ANY, WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TENANT IMPROVEMENTS. LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY OF THE WARRANTIES OR COVENANTS FROM ANY CONTRACTOR TO TENANT, BUT LANDLORD WILL ASSIST TENANT IN ENFORCING SUCH WARRANTIES AND COVENANTS FROM CONTRACTORS AT TENANT'S COST AND EXPENSE. ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE,

ARE EXPRESSLY NEGATED AND WAIVED. WITHOUT LIMITING THE FOREGOING, LANDLORD SHALL NOT BE RESPONSIBLE FOR FAILURE OF THE TENANT IMPROVEMENTS TO BE COMPLETED IN A TIMELY MANNER, TO BE COMPLETED IN ACCORDANCE WITH THE TENANT PLANS, OR OTHERWISE.

                 (e) LANDLORD WILL NOT BE RESPONSIBLE FOR, AND WILL NOT HAVE CONTROL OR CHARGE OF, CONSTRUCTION MEANS, METHODS, TECHNIQUES, SEQUENCES OR PROCEDURES, OR FOR SAFETY PRECAUTIONS AND PROGRAMS IN CONNECTION WITH SUCH TENANT IMPROVEMENTS, AND IT WILL NOT BE RESPONSIBLE FOR ANY CONTRACTOR'S FAILURE TO CARRY OUT SUCH TENANT IMPROVEMENTS. LANDLORD WILL NOT BE RESPONSIBLE FOR, OR HAVE CONTROL OR CHARGE OVER, THE ACTS OR OMISSIONS OF TENANT'S CONTRACTORS, OR THEIR AGENTS OR EMPLOYEES. LANDLORD IS ACTING SOLELY AS A CONSULTANT TO TENANT WITH RESPECT TO ADMINISTERING SUCH WORK, BUT IS NOT ACTING AS A CONTRACTOR, AND IS NOT GUARANTEEING THE PERFORMANCE OF SUCH WORK.

                                   EXHIBIT C

                             FOUR GREENSPOINT PLAZA
                                (THE "BUILDING")

                     GREENSPOINT PLAZA LIMITED PARTNERSHIP
                                (THE "LANDLORD")

                                      AND

                               ICARUS CORPORATION
                                 (THE "TENANT")


                 Tenant shall at all times during the Term lease between six
(6) and eleven (11) permits to park vehicles in the following garage (the "Garage") which serves the Building: Four Greenspoint Plaza. No specific spaces in the Garage are to be assigned to Tenant, but Landlord will issue to Tenant the aforesaid number of parking permits, each of which will authorize parking in the Garage of a vehicle on an unassigned basis. Landlord may designate the area within which each such vehicle may be parked, and Landlord may change such designations from time to time. Landlord may make, modify and enforce reasonable rules and regulations relating to the parking of vehicles in the Garage, and Tenant will abide by such rules and regulations. From time to time, Landlord may, without notice to Tenant, open visitor parking into areas of the Garage designated for Tenant's parking spaces.

                 As the Basic Parking Charge, Tenant covenants and agrees to pay Landlord during the Term, as Additional Rental hereunder, the sum of $40.00 per month, plus applicable sales tax thereon, for each of the parking permits to be issued by Landlord as herein provided, such sum to be payable monthly in advance on the first day of each and every calendar month during the Term, and a pro rata portion of such sum shall be payable for any partial calendar month during the Term commences on a date other than the first day of a calendar month. Tenant's obligation to pay the Parking Charge, and applicable sales tax thereon, shall be considered an obligation to pay rent for all purposes hereunder and shall be secured in like manner as is Tenant's obligation to pay rent under the Lease. Default in payment of any amounts due hereunder or failure by Tenant to comply with the rules and regulations promulgated by Landlord or the operator of the Garage shall be deemed a default under the Lease.

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS


1. Sidewalks, doorways, skyways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the leased premises and for going from one part of the building to another.

2. Plumbing fixtures and appliances shall be used only for the purpose for which designated, and no sweeping, rubbish, rags, or other unsuitable material including toxic or flammable products shall be thrown or placed therein. All water lines installed for above building standard use such as coffee bars, ice makers, water filtration units etc. must be made of copper piping with compression type fittings only. Damage resulting from any such fixtures or appliances from misuse by a tenant shall be paid by him, and Landlord shall not in any case be responsible therefore.

3. No sign, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the building visible from the exterior or any common area or public areas of the building. No part of the building may be defaced by tenants.

4. Landlord will provide and maintain an alphabetical directory board for all tenants of the building, in the first floor main lobby of the building. The size, design and location is subject to Landlord's review and consent, and no other directory shall be allowed.

5. No tenant shall place any additional lock or locks on any door in its leased area without Landlord's written consent, not to be unreasonably withheld, delayed, denied or conditioned. Keys to the locks on the doors in each tenant's leased area shall be furnished to each tenant per the lease agreement. Additional keys can only be obtained through the Hines Interests Limited Partnership Property Management Office.

6. All tenants will refer all contractors, contractors' representatives and installation technicians tendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractor services. This provision shall apply to all work performed in the building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the building.

7. After initial occupancy, movement in or out of the building of furniture or office equipment, or dispatch or receipt of tenants of any bulky material, merchandise or material which requires use of elevators shall be restricted to the use of freight elevators only. Absolutely no carts or dollies are allowed through the main entrances or on passenger elevators. All non-hand carried items must be delivered via the appropriate loading dock and freight elevator.

         Deliveries requiring multiple hoists, such as the movement of quantities of furniture or office equipment shall be under the supervision of the Landlord and in the manner agreed between the tenant and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant will include after hours scheduling by Landlord, and subject to his reasonable decision and control, as to the exact time, method, and routing of movement and as to limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought into the building. The tenants are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of an act in connection with carrying out this service for a tenant from time of entering property to completion of work; and Landlord shall not be liable for an act of any persons engaged in, or any damage or loss of any of said property or persons resulting from any act in connection with such service performed for a tenant.

8. Landlord shall prescribe the weight and position of safes and other heavy equipment, which shall in all cases, to distribute weight, stand on supporting devices reasonably approved by Landlord. All damages done to the building by taking in or putting out any property of a tenant, or done by a tenant's property while in the building, shall be repaired at the expense of such tenant.

9. A tenant shall notify the building manager when safes or other heavy equipment are to be taken in or out of the building, and the moving shall be done under the supervision of the building manager, after written permit from the Landlord reasonably and timely issued. Persons employed to move such property must be acceptable to Landlord in Landlord's reasonable discretion.

10.      Corridor doors, when not in use, shall be kept closed.

11. Each tenant shall cooperate with Landlord's employees in keeping its leased area neat and clean. No tenant shall employ any person for the purpose of cleaning other than the building's cleaning and maintenance personnel without prior approval by Landlord. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from the Premises or public areas or for any damages to any property therein from any cause whatsoever, other than due to the gross negligence or willful misconduct of Landlord, its agents and/or employees.

12. To insure orderly operation of the building, no ice, mineral or water, towels, newspapers, etc. shall be delivered to any leased area except by persons appointed or approved by the Landlord in writing.

13. Should a tenant require a telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall reasonably approve. Electric current shall not be used for power or heating without Landlord's prior written permission.

14. Tenants shall not make or permit any improper noises in the building or otherwise interfere in any way with other tenants or persons having business with them.

15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (except seeing eye dogs) shall be brought into or kept in, on or about any tenant's area.

16. No machinery of any kind other than normal office equipment shall be operated by any tenant on its leased area without the prior written consent of Landlord which consent shall not be unreasonably withheld, delayed, denied or conditioned, nor shall any tenant use, or keep in the building, any flammable or explosive fluid or substance, except in accordance with local fire codes and procedures approved by Landlord.

17. No portion of any tenant's lease area shall at any time be used or occupied as sleeping or lodging quarters.

18. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased area or public areas regardless of whether such loss occurs when area is locked against entry or not unless due to the gross negligence or willful misconduct of Landlord, its agents and/or employees.

19. Tenant will not tamper with or attempt to adjust temperature control thermostats in the Premises.

20. The carrying of firearms of any kind in any leased premises, the building in which such premises are situated, any related garage, or any related complex of buildings of which the foregoing are a part, or any sidewalks, drives, or other common areas related to any of the foregoing, is prohibited except in the case of unconcealed firearms carried by licensed security personnel hired or contracted for by tenants for security of their premises as permitted by such tenants' leases or otherwise consented to by Landlord in writing.

21. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further reasonable rules and regulations as in its judgment shall, from time to time, be needed for the safety, protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

                                   EXHIBIT E


                         BUILDING STANDARD IMPROVEMENTS


                 Building Standard Improvements shall consist of the following, in the quantities set forth below.

                 (1)      Heating, Ventilation, Air Conditioning.

                          Building Standard air-conditioning in a Building
Standard configuration throughout the Leased Premises.

                 (2)      Partitions.

                          One (1) linear foot of Building Standard partitioning
per twelve (12) square feet of Net Rentable Area.

                 (3)      Ceiling.

                          Building Standard ceiling throughout the Leased
Premises.

                 (4)      Doors, Door Frames and Hardware.

                          One (1) Building Standard door, door frame and latch
set per three-hundred (300) square feet of Net Rentable Area, with a closer and lockset on corridor doors required by code.

                 (5)      Lighting Fixtures.

                          Building Standard light fixtures as required, not to
exceed one per eighty (80) square foot of Net Rentable Area.

                 (6)      Light Switches.

                          One (1) single pole, rocker type light switch with
cover plate mounted at standard height in Building Standard partition for each three hundred (300) square feet of Net Rentable Area.

                 (7)      Electrical Outlets.

                          One (1) duplex convenience outlet with cover plate
mounted in Building Standard partition at standard height for each one hundred twenty (120) square feet of Net Rentable Area, plus one (1) dedicated circuit per 2,500 square feet of Net Rentable Area.

                 (8)      Telephone/Computer Outlets.

                          One (1) telephone/computer outlet box with cover
plate and pull string through the Building Standard partition to the ceiling plenum above, mounted at standard height for each two hundred ten (210) square feet of Net Rentable Area.

                 (9)      Floor Covering.

                          Building Standard carpet or vinyl composition tile
throughout the Leased Premises.

               OPTIONAL ITEMS FOR BUILDING STANDARD IMPROVEMENTS


                 Fire Sprinkler Heads.

                 Flush ceiling-mounted fire sprinkler heads [ALTERNATE: with white cover plates] in quantities and in locations necessary to meet light hazard occupancy design criteria for the partition layout shown on the Tenant Plans.

                 Heating, Ventilation, Air Conditioning.

                 Heating, ventilation and air conditioning will be supplied from central air handling units located on each floor. The conditioned air will be distributed by ductwork to constant volume fan-powered terminal units which are connected to light fixture diffusers and perimeter air slots.

                 Lighting Fixtures.

                 One (1) 2' X 4' recessed fluorescent low-glare lighting fixture per one hundred (100) square feet of Net Rentable Area. Common Areas shall have lighting selected by landlord.

                 Partitions.

                 One (1) linear foot of ceiling height partition per twelve
(12) square feet of Net Rentable Area. Partitions will be 5/8" gypsum board on 2-1/2" metal studs erected 24" on center, finished with two coats of eggshell latex enamel paint. All partitions will receive 2 1/2" straight vinyl base.

                 Doors, Door Frames and Hardware.

                 One (1) full height, solid core, stained oak [ALTERNATE: teak, mahogany; walnut] veneered door in an extruded aluminum frame with satin [ALTERNATE: polished] finish chromium lever handle latch set per three hundred
(300) square feet of Net Rentable Area.

                 Ceiling.

                 A random-fissured, mineral fiber, 2' X 2' lay-in tile supported by an exposed "fine line" grid throughout the Leased Premises.

                                   EXHIBIT F

                     AIR CONDITIONING AND HEATING SERVICES


             Subject to the provisions of Section 3.1(a), Landlord will furnish Building standard air conditioning and heating between 8:00 A.M. and 6:00 P.M. from Monday through Friday and, if requested, between 8:00 A.M. and 1:00 P.M. Saturdays, all exclusive of Holidays (as defined below). Upon request of Tenant, made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above) in which event Tenant shall reimburse Landlord for the cost of furnishing such services. Landlord agrees to maintain (subject to events of force majeure) the condition of the Leased Premises during the above-described hours between 72 and 76 at less than 65% relative humidity.

             The following dates shall constitute "HOLIDAYS" as said term is used in this Lease:

             1.      New Year's Day
             2.      Good Friday
             3.      Memorial Day
             4.      Independence Day
             5.      Labor Day
             6.      Thanksgiving Day
             7.      Friday following Thanksgiving Day
             8.      Christmas Day
             9. Any other holiday recognized and taken by tenants occupying at least one-half ( 1/2) of the office space of the Building.

             If a different day shall be observed in the case of any Holiday set forth in 1 through 9 above other than the day set forth above, than that day which constitutes the day observed by the national banks in Houston, Texas on account of such Holiday shall constitute the Holiday under this Lease.

                 Notwithstanding any other provisions herein to the contrary, Landlord and Tenant agree that Tenant shall reimburse Landlord at the rate of Twenty-Five And No/100 Dollars ($25.00) per hour per air handler unit when air conditioning or heating is furnished at times other than those stated above. However, such rate is based upon the Kilowatt Hour Rate (as hereinafter defined) for electricity as of the Commencement Date (the "BASE RATE") and if and when the Kilowatt Hour Rate increases over the Base Rate, the aforesaid rate of Twenty-Five and No/100 Dollars ($25.00) per hour per air handler shall automatically increase proportionately. The "KILOWATT HOUR RATE" shall mean the actual average cost per kilowatt hour charged by the public utilities providing electricity to the Building, or, if said public utilities shall cease charging for electricity on the basis of a kilowatt hour, then the Kilowatt Hour Rate shall mean the actual average cost per unit of measurement substituted therefore by said public utilities. The Base Rate is hereby stipulated to be $.0705 per kilowatt hour based on the cost of electrical service in the Building as of the Commencement Date.

                                   SCHEDULE I


                            Floor Plan - Fifth Floor
                              600 Jefferson Plaza
                                 Rockville, MD